Exhibit 99.1

Alternus Energy Group Plc Announces Business Combination Agreement with Clean Earth Acquisitions Corp.

Dublin, Ireland & Austin, Texas – October 12, 2022 – Alternus Energy Group Plc ("Alternus" or the "Company") (OSE: ALT) and Clean Earth Acquisitions Corp. (NASDAQ: CLIN) (“Clean Earth”), a climate technology and energy transition-focused special purpose acquisition company, today announced the execution of a definitive business combination agreement.

Under the agreement, at the closing, Alternus will transfer its equity ownership in substantially all its subsidiaries in exchange for up to 90 million newly issued shares in Clean Earth. Initially, Clean Earth will issue 55 million shares at closing (subject to a working capital adjustment capped at 1 million additional shares) plus up to 35 million shares subject to certain earn-out provisions, which will be deposited in escrow and will be released if certain EBITDA and share price targets are met. Alternus will own approximately 64% of Clean Earth at closing, assuming no redemptions by Clean Earth shareholders, in which case the combined company will have approximately $220 million of cash available at closing.

The combined company is expected to have an initial equity value of approximately $863 million, assuming no redemptions by Clean Earth shareholders. The business combination valuation is based on 168MW of current operating and 649MW of in-development projects owned by Alternus, plus 845MW of contracted acquisitions with an additional 800MW of solar PV projects that Alternus has exclusive rights to purchase subject to due diligence and entering into definitive agreements. The Clean Earth Board of Directors received an independent, third-party Fairness Opinion which will be included in a proxy statement to be filed with the US Securities and Exchange Commission (“SEC”).

Closing is contingent on customary closing conditions for transactions of this nature, including Clean Earth shareholder approval, following filing of the proxy statement, approval for listing on Nasdaq, and a minimum of $25 million in cash being available at or before closing. Alternus may waive the minimum cash condition at its discretion. The transaction is expected to close in the first quarter of 2023.

On closing, Clean Earth intends to change its name to Alternus Clean Energy Inc. The combined company will be led by Vincent Browne, Chairman and Chief Executive Officer of Alternus, and the business will continue to operate as normal. Clean Earth and Alternus intend to arrange a committed capital on demand equity placement program of up $100 million, which can be called upon at the discretion of the combined company, and potentially other financing options ahead of completion of the business combination.

Alternus shares will continue to trade on the Euronext Growth market in Oslo, while Clean Earth’s common stock is expected to continue to be listed on the Nasdaq Market. Bonds issued by Solis Bond Company DAC will continue to trade as normal. Bondholders of Solis Bond Company DAC will be approached in due course in relation the transaction.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by Clean Earth with the SEC and will be available at www.sec.gov and on the Clean Earth website. Alternus will file further details on the Euronext Notice including an Investor Presentation relating to the transaction. In addition, Clean Earth intends to file a proxy statement with the SEC and will file other documents regarding the proposed transaction with the SEC in due course.

Alternus will be holding a capital markets update to discuss the impact of this proposed transaction and on the business in general on Monday, October 17th at 15:00 CET (10:00am EST). Those interested in attending can register for the event at the following link: https://forms.office.com/r/fzs3XRiaie

Alternus Highlights

•	Highly experienced management team supported by exceptional board with an extensive industry network, laying the foundation for continued strong growth as shown in recent years with over 1.5GW of projects yet to reach production.
•	Successfully deployed EUR 140 million of a EUR 200 million green bond issuance and is in advanced discussions with Tier 1 European banks for up to EUR 500 million in new debt facilities.
•	Positioned to capture new market share in Europe, as soaring energy costs across there are driving policy change and capital towards clean power. Alternus is also now entering the burgeoning US solar market.
•	European solar PV capacity is set to grow ~40% over the next three years. The European Commission is assessing whether the European Union could achieve a higher target of a 45% share of renewable energy by 2030, instead of its proposed 40%, to accelerate its shift from Russian fossil fuels following the invasion of Ukraine.

“Alternus has reached an inflection point in our growth, with a significant increase in contracted pipeline and operating assets over the past year,” said Vincent Browne. “We are grateful to have support from investors in Europe and the United States who are committed to the clean energy transition. We expect that this proposed transaction will leave Alternus well-positioned and well-capitalized to continue developing and/or acquiring, installing and operating renewable energy assets across Europe and also now in the United States.”

Aaron Ratner, CEO of Clean Earth added, “Alternus has built a strong foundation for rapid growth of its renewable power portfolio, and with their continued expansion we anticipate that Alternus will continue to generate consistent, long-term returns for shareholders. Our business combination, Nasdaq listing and the anticipated access to new equity and potentially lower cost debt capital is expected to fuel this expansion and accelerate the company’s conversion of development and contracted projects into cash flowing operating assets.”

Nicholas Parker, Executive Chairman of Clean Earth, commented, “The passage of the US Inflation Reduction Act will be a game-changer for the growth of solar power and other renewable energy technologies. Likewise in Europe, solar PV capacity is set to grow ~40% over the next three years. We believe Alternus is well positioned to take advantage of this once-in-a-generation energy transition.”

Advisors

JonesTrading Institutional Services acted as financial advisor to Clean Earth and supported Clean Earth in this Business Combination. Proskauer, Rose LLP acted as legal counsel to Clean Earth. King & Spalding LLP acted as legal counsel to the financial advisor. Carmel, Milazzo & Feil LLP acted as legal counsel to Alternus in the transaction.

About Alternus Energy

Alternus Energy Group Plc is an international vertically integrated independent power producer (IPP). Headquartered in Ireland, and listed on the Euronext Growth Oslo, the Company develops, installs, owns, and operates midsized utility scale solar parks. The Company also has offices in Rotterdam and America. Alternus Energy aims to own and operate over 3.5 gigawatts of solar parks by the end of 2025. For more information visit www.alternusenergy.com.

About Clean Earth Acquisitions Corp.

Clean Earth Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. For more information visit www.cleanearthacquisitions.com.

Participants in the Solicitation

Clean Earth, Alternus Energy and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Clean Earth’s shareholders in connection with the Proposed Business Combination. Information regarding the directors and executive officers of Clean Earth and their ownership of Clean Earth common stock is set forth in Clean Earth’s final prospectus filed with the SEC on November 19, 2021, in connection with Clean Earth’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Clean Earth’s shareholders in connection with the Proposed Business Combination will be s included in the proxy statement that Clean Earth intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement that Clean Earth intends to file with the SEC. You may obtain free copies of these documents as described above.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Alternus’ growth, prospects and the market for solar parks and other renewable power sources. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Alternus and Clean Earth and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alternus and Clean Earth.

These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’ business; inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’ need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’ limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of Clean Earth is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Clean Earth’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by Clean Earth with the SEC and also those included under the heading “Risk Factors” in Clean Earth’s final prospectus relating to its initial public offering dated February 23, 2022 and Clean Earth’s other filings with the SEC.

If any of these risks materialize or Clean Earth’s and Alternus’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Clean Earth nor Alternus presently know, or that neither Clean Earth nor Alternus currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Clean Earth’s and Alternus Energy’s expectations, plans or forecasts of future events and views as of the date of this press release. Clean Earth and Alternus Energy anticipate that subsequent events and developments will cause Clean Earth’s and Alternus Energy’s assessments to change. However, while Clean Earth and Alternus Energy may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus Energy specifically disclaim any obligation to do so. Neither Clean Earth nor Alternus anticipate that subsequent events and developments will cause Clean Earth’s and Alternus’ assessments to change. However, while Clean Earth and Alternus may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Clean Earth’s or Alternus’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Clean Earth intends to file relevant materials with the with the SEC, including a proxy statement. Clean Earth urges its investors, shareholders and other interested persons to read, when available, the proxy statement filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Clean Earth, Alternus Energy and the Proposed Business Combination. The final proxy statement a proxy card and other relevant documents will be mailed to the shareholders of Clean Earth as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Clean Earth and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Clean Earth’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about Clean Earth, Alternus Energy and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the final proxy statement and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisition Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The information contained on, or that may be accessed through, the websites referenced in this Press release is not incorporated by reference into, and is not a part of, this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Alternus Energy Investor Contact:
ir@alternusenergy.com
Tel:+1-913-815-1557

Clean Earth Investor Contact:
Matthew Devereaux
Clean Earth Acquisitions Corp.
inbound@cleanearthacquisitions.com
Tel: +1-800-508-1531

MZ Group:
Chris Tyson

Executive Vice President

MZ North America

CLIN@mzgroup.us

Tel: +1-949-491-8235